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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  June 25, 2004


                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


         MINNESOTA                      333-84486                41-0365145
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

     4001 LEXINGTON AVENUE NORTH
        ARDEN HILLS, MINNESOTA                                     55126
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code  (651) 481-2222

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1 Land O'Lakes, Inc. press release dated June 25, 2004.


ITEM 9.  REGULATION FD DISCLOSURE.

         On June 25, 2004, Land O'Lakes, Inc., a Minnesota cooperative corporation (the "Company"), issued a press release announcing its intention to restate certain prior period results to correct accounting errors in the books and records of its Carlisle, Pennsylvania dairy facility. A copy of the Company's press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             LAND O'LAKES, INC.


Date: June 25, 2004                          /s/ Dan Knutson
                                             ---------------------------
                                             Daniel Knutson
                                             Senior Vice President
                                             and Chief Financial Officer


The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934. The information in this report, including the exhibit hereto, shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, unless the Company specifically states that the information or exhibit in this particular report is incorporated by reference.

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                                  EXHIBIT INDEX

99.1     Land O'Lakes, Inc. press release dated June 25, 2004.